UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): April 2, 2013

HANOVER PORTFOLIO ACQUISITIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-176954	45-2552528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6320 Canoga Avenue, 15th Floor

Woodland Hills, CA 91367

(Address of principal executive office)(Zip Code)

 Registrant's telephone number, including area code: (800) 489-4774

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Acquisition of The Aviva Companies Corporation

On April 2, 2013, Hanover Portfolio Acquisitions, Inc., a Delaware corporation (the “Company”), entered into an Acquisition Agreement (the “Acquisition Agreement”) with (i) The Aviva Companies Corporation (“Aviva”) and (ii) all of the shareholders of Aviva (the “Shareholders”) pursuant to which the Company acquired all of the outstanding shares of Aviva in exchange for the issuance of 6,000,000 shares of our common stock, par value $0.001 per share to the Shareholders (the “Share Exchange”). As a result of the Share Exchange, Aviva became a wholly-owned subsidiary of the Company.

Aviva is an early stage company seeking to identify, and commercialize intellectual property in healthcare and technology. Aviva works closely with inventors of IP in both the United States and Israel.

Other than in respect to the transaction, there is no material relationship among Aviva’s stockholders and any of the Company’s affiliates, directors or officers.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

The shares of common stock issued to the shareholders of Aviva in connection with the Share Exchange were offered and sold to such persons in a private transaction in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933 (the “Securities Act”) and/or Rule 506 of Regulation D promulgated under the Securities Act.

Item 8.01	Other Events.

The Company intends to issue a press release announcing the execution of the Acquisition Agreement with The Aviva Companies Corporation on April 9, 2013. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

To be filed by amendment as Exhibit 99.1 to the Report and incorporated herein by reference are the Audited Financial Statements for the year ended December 31, 2012 and 2011 for The Aviva Companies Corporation no later than 71 calendar days after April 8, 2013.

(b) Pro Forma Financial Information.

To be filed by amendment as Exhibit 99.2 to this Report and incorporated herein by reference is unaudited pro forma combined financial information of Hanover Portfolio Acquisitions, Inc. no later than 71 calendar days after April 8, 2013.

(d) Exhibits

Exhibit
Number	Description
99.1	Audited Financial Statements for the year ended December 31, 2012 and 2011 for The Aviva Companies Corporation.*

99.2	Pro forma combined financial information of Hanover Portfolio Acquisitions, Inc. and its newly acquired assets.*

99.3	Press Release dated April 9, 2013

 * To be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2013

HANOVER PORTFOLIO ACQUISITIONS, INC.

By:	/s Alan Collier
Alan Collier Chief Executive Officer

3